Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This securities purchase agreement (this “Agreement”), dated as of November 18, 2024, is entered into by and between Strattners Bank SA, a financial institution (the “Purchaser”), and Ostin Technology Group Co., Ltd., a Cayman Islands exempted company (the “Company”).

RECITALS

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

WHEREAS, the Purchaser, is a private company limited by shares (Company Registered No. HY00423167), registered under the laws of the Autonomous Island of Mwali (Mohéli), Comoros Union, with its physical address at Fomboni – Island of Mohéli – Comoros Union, and has the capacity to perform its proposed obligations under this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Base Prospectus” means the prospectus, dated May 7, 2024, contained in the Registration Statement.

“Closing” means the closing of the purchase and sale of the Shares pursuant to Section 2.2.

“Closing Date” means the Trading Day on which all conditions precedent to (i) the Purchaser’s obligation to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Shares, in each case, have been satisfied or waived, but in no event later than the second Trading Day following the date hereof.

“Commission” means the United States Securities and Exchange Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Prospectus” means the Prospectus Supplement, together with the Base Prospectus.

“Class A Ordinary Shares” means the Class A ordinary shares of the Company, par value $0.0001 per share.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity.

“Prospectus Supplement” means the supplement to the Base Prospectus complying with Rule 424(b) of the Securities Act that is filed with the Commission and delivered by the Company to the Purchaser at the Closing.

“Registration Statement” means the effective registration statement with Commission File No. 333-279177 that registers the sale of the Shares to the Purchaser, as such Registration Statement may be amended and supplemented from time to time (including pursuant to Rule 462(b) of the Securities Act).

“Shares” means 1,623,376 Class A Ordinary Shares issued or issuable to the Purchaser pursuant to the terms and conditions of this Agreement.

“Short Sales” means, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and forward sale contracts, options, puts, calls, short sales, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements, and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

“Subscription Amount” means $299,999.885, the aggregate amount to be paid by the Purchaser to the Company for the Shares purchased hereunder in United States dollars and in immediately available funds.

“Trading Day” means a day on which the Trading Market is open for trading.

“Trading Market” means the Nasdaq Capital Market on which the Class A Ordinary Shares are listed (or any successor thereof).

“Transfer Agent” means Vstock Transfer, LLC, located at 18 Lafayette Place, Woodmere, New York 11598, and any successor transfer agent of the Company.

ARTICLE II

PURCHASE AND SALE

2.1 Closing. Upon the terms and subject to the conditions set forth herein, the Company has authorized the sale and issuance to the Purchaser, and the Purchaser agrees to purchase from the Company the Shares for a purchase price of $0.1848 per Share (at a 30% discount to the average closing price of the Class A Ordinary Shares for the ten consecutive trading days immediately preceding the date of this Agreement).

(a) The offering and sale of the Shares (the “Offering”) is being made pursuant to (i) the Registration Statement filed by the Company with the Commission, including the Base Prospectus; (ii) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405 under the Securities Act) (“Free Writing Prospectus”) that have been or will be filed, if required, with the Commission and delivered to the Purchaser on or before the date hereof, containing certain supplemental information regarding the terms of the Offering and the Company; and (iii) the Prospectus Supplement containing certain supplemental information regarding the Shares and the terms of the Offering and information that may be material to the Company and its securities that was delivered to the Purchaser and will be filed with the Commission.

(b) There is no placement agent or underwriter for this Offering. The Shares are being issued directly by the Company to the Purchaser.

2.2 Closing and Delivery of the Shares and Funds.

(a) The Closing shall take place at the principal executive offices of the Company at Building 2, 101, 1 Kechuang Road, Qixia District, Nanjing, Jiangsu Province, China 210046, or such other location as the parties shall mutually agree upon (including remotely via delivery of electronic documents), on the Closing Date. At or prior to the Closing, (i) the Purchaser shall deliver to the Company, (x) this Agreement duly executed by the Purchaser, and (y) via wire transfer from an account of the Purchaser or of another person on behalf of the Purchaser, immediately available funds equal to the Subscription Amount, and (ii) the Company shall deliver (x) this Agreement duly executed by the Company, (y) the Prospectus Supplement to the Purchaser (which may be delivered in accordance with Rule 172 under the Securities Act), and (z) instructions to the Transfer Agent instructing the Transfer Agent to update the Company’s register of members to reflect the issuance of the Shares to the Purchaser at Closing and to deliver the Shares registered in the name of the Purchaser at Closing.

(b) The Company’s obligation to issue and sell the Shares to the Purchaser shall be subject to: (i) no stop order suspending the effectiveness of the Registration Statement or any part thereof, or preventing or suspending the use of the Base Prospectus or the Prospectus or any part thereof, shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Securities Act shall have been initiated or threatened by the Commission; (ii) no objection shall have been raised by the Trading Market with respect to the consummation of the transactions contemplated by this Agreement; (iii) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality, in all respects) on the Closing Date of the representations and warranties of the Purchaser contained herein (unless as of a specific date therein in which case they shall be true and correct as of such date); and (iv) the delivery by the Purchaser of the items set forth in Section 2.2(a) of this Agreement.

(c) The Purchaser’s obligation to purchase the Shares from the Company shall be subject to: (i) no stop order suspending the effectiveness of the Registration Statement or any part thereof, or preventing or suspending the use of the Base Prospectus or the Prospectus or any part thereof, shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Securities Act shall have been initiated or threatened by the Commission; (ii) no objection shall have been raised by the Trading Market with respect to the consummation of the transactions contemplated by this Agreement; (iii) there shall have been no Material Adverse Effect (as defined herein) since the date hereof; (iv) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed; (v) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein, which shall be true and correct as of such specified date); and (vi) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1 Representations, Warranties and Covenants of the Company. The Company acknowledges, represents and warrants to, and agrees with, the Purchaser that:

(a) The Company has the requisite right, power, and authority to enter into this Agreement, to authorize, issue, and sell the Shares as contemplated by this Agreement, and to perform and to discharge its obligations hereunder; and this Agreement has been duly authorized, executed and delivered by the Company, and constitutes the valid and binding obligation of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to the enforcement of creditors’ rights generally and by general principles of equity. No approval of the Company’s shareholders or any other corporate action on the part of the Company is necessary to authorize the execution, delivery and performance of this Agreement by the Company.

(b) The Shares have been duly authorized, and the Shares, when issued and delivered against payment therefor as provided in this Agreement, will be validly issued, fully paid and non-assessable, and free of any preemptive or similar rights. The Registration Statement is effective under the Securities Act, and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission, and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission. No objection has been raised by the Trading Market with respect to the consummation of the transactions contemplated by this Agreement. The Company, if required by the rules and regulations of the Commission, proposes to file the Prospectus Supplement with the Commission pursuant to Rule 424(b) in relation to the sale of the Shares. There are a sufficient number of Class A Ordinary Shares available for issuance under the Registration Statement to issue the Shares pursuant to this Agreement.

(c) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not (i) result in a breach or violation of any of the terms and provisions of, or constitute a default under, any law, rule or regulation to which the Company or any of its subsidiaries is subject, or by which any property or asset of the Company or any of its subsidiaries is bound or affected, (ii) conflict with, result in any violation or breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, lease, credit facility, debt, note, bond, mortgage, indenture or other instrument or obligation or other understanding to which the Company or any of its subsidiaries is a party or by which any property or asset of the Company or any of its subsidiaries is bound or affected, or (iii) result in a breach or violation of any of the terms and provisions of, or constitute a default under, the Company’s Second Amended and Restated Memorandum and Articles of Association, except in the case of clauses (i) and (ii) such breaches, violations, defaults, or conflicts which are not, and would not be, individually or in the aggregate, reasonably likely to result in a material adverse effect upon the business, properties, operations, condition (financial or other) or results of operations of the Company and its subsidiaries, taken as a whole, or in its ability to perform its obligations under this Agreement (a “Material Adverse Effect”; provided, however, that changes in the trading price of the Class A Ordinary Shares shall not, in and of themselves, constitute a Material Adverse Effect).

(d) The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve (12) months preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements, as of their respective dates, were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“US GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by US GAAP, and fairly presented in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(e) Except otherwise set forth in the SEC Reports, (i) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) liabilities, including trade payables and accrued expenses, incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected on a consolidated balance sheet of the Company pursuant to US GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, other than the adoption of new accounting standards as set forth in the SEC Reports, and (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Shares contemplated by this Agreement or as disclosed in the SEC Reports, no event, liability, fact, circumstance, litigation, claim, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been disclosed at least one (1) Trading Day prior to the date that this representation is made.

(f) The Company shall, within the time required by the Exchange Act, issue a Current Report on Form 6-K including the form of purchase agreement and an opinion of legal counsel as to the validity of the Shares as exhibits thereto.

(g) The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of the Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

(h) No brokerage or finder’s fees or commissions are or will be payable by the Company or any of its subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by this Agreement. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this section that may be due in connection with the transactions contemplated by this Agreement.

(i) The proceeds from the sale of the Shares shall be used by the Company as set forth in the Prospectus Supplement.

(j) The Company is not, and as a result of the consummation of the transactions contemplated by this Agreement and the application of the proceeds from the sale of the Shares, as set forth in the Base Prospectus and the Prospectus Supplement shall not be, an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(k) The Class A Ordinary Shares are registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Class A Ordinary Shares under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as disclosed in the SEC Reports, the Company has not, in the 12 months preceding the date hereof, received other notice from any Trading Market on which Class A Ordinary Shares are or have been listed or quoted to the effect that the Company is not in compliance in any material respect with the listing or maintenance requirements of such Trading Market.

(l) Neither the Company nor any of its officers, directors or Affiliates has, and, to the knowledge of the Company, no Person acting on their behalf has, (i) taken, directly or indirectly, any action designed or intended to cause or to result in the stabilization or manipulation of the price of any security of the Company, or which caused or resulted in, or which would in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, in each case to facilitate the sale or resale of any of the Shares, or (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Shares.

3.2 Representations, Warranties and Covenants of the Purchaser. The Purchaser acknowledges, represents and warrants to, and agrees with, the Company that:

(a) The Purchaser and its advisors (and its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information the Purchaser deemed material to making an informed investment decision. The Purchaser and its advisors (and its counsel), if any, have been afforded the opportunity to ask questions of the Company and its management and have received answers to such questions. Neither such inquiries nor any other due diligence investigations conducted by such Purchaser or its advisors (and its counsel), if any, or its representatives shall modify, amend or affect the Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement. The Purchaser acknowledges and agrees that the Company has not made to the Purchaser, and the Purchaser acknowledges and agrees it has not relied upon, any representations and warranties of the Company, its employees or any third party other than the representations and warranties of the Company contained in this Agreement. The Purchaser understands that its investment involves a high degree of risk. The Purchaser has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to the transactions contemplated hereby.

(b) No agent of the Company has been authorized to make and no such agent has made any representation, disclosure or use of any information in connection with the issue, placement, purchase and sale of the Shares, except as set forth in or incorporated by reference in the Base Prospectus or the Prospectus Supplement or as otherwise contemplated by this Agreement.

(c) The Purchaser is an entity duly organized, validly existing, and in good standing under the laws of the United Arab Emirates and has all requisite power and authority to execute, deliver, and perform its obligations under this Agreement to which it is a party, including all transactions contemplated hereby and thereby. The decision to invest and the execution and delivery of this Agreement to which it is a party by the Purchaser, the performance by the Purchaser of its obligations hereunder and thereunder, and the consummation by the Purchaser of the transactions contemplated hereby and thereby have been duly authorized and require no other proceedings on the part of the Purchaser. The undersigned has the right, power and authority to execute and deliver this Agreement to which it is a party and all other instruments on behalf of the Purchaser or its shareholders. This Agreement to which the Purchaser is a party have been duly executed and delivered by the Purchaser and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid, and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with its terms.

(d) Nothing in this Agreement, the Prospectus, or any other materials presented to the Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax, or investment advice. The Purchaser acknowledges that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with its own legal counsel and investment and tax advisors. The Purchaser has consulted and is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of the Company’s representatives or agents for legal, tax, investment or other advice with respect to the Purchaser’s acquisition of the Shares hereunder, the transactions contemplated by this Agreement or the laws of any jurisdiction, and the Purchaser acknowledges that the Purchaser may lose all or a part of its investment.

(e) Since the time that the Purchaser first began discussions with the Company about the transactions contemplated by this Agreement, the Purchaser has not directly or indirectly, nor, to its knowledge, has any person acting on behalf of or pursuant to any understanding with the Purchaser, (i) disclosed any information regarding the Offering to any third parties (other than the Purchaser’s legal and accounting advisors), or (ii) engaged in any transactions in the securities of the Company (including, without limitations, any Short Sales involving the Company’s securities). The Purchaser covenants that, prior to the time that the transactions contemplated by this Agreement are publicly disclosed, neither it nor any person acting on its behalf or pursuant to any understanding with it will (A) disclose any information regarding the Offering to any third parties (other than the Purchaser’s legal and accounting advisors), or (B) engage in any transactions in the securities of the Company (including Short Sales).

(f) The Purchaser’s signature page sets forth all securities of the Company held or beneficially owned by such Purchaser as of the date hereof. The Purchaser does not hold or beneficially own any other securities of the Company, except as indicated on the signature page hereto.

(g) The Purchaser acknowledges that it may be disclosed as an “underwriter” and a “selling shareholder” in each Registration Statement and in any prospectus contained therein.

(h) The Purchaser is an “Accredited Investor” as that term is defined in Rule 501(a)(3) of Regulation D.

(i) The Purchaser is not an officer, director or a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Company or any “Affiliate” of the Company.

(j) At no time prior to the date of this Agreement has the Purchaser, its sole member, any of their respective officers or any entity managed or controlled by the Purchaser or its sole member engaged in or effected, in any manner whatsoever, directly or indirectly, for its own principal account, any (i) “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Class A Ordinary Shares or (ii) hedging transaction, which establishes a net short position with respect to the Class A Ordinary Shares that remains in effect as of the date of this Agreement.

(k) Neither the Purchaser, nor any of its affiliates, nor any person acting on its or their behalf, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Class A Ordinary Shares by the Purchaser.

ARTICLE IV

MISCELLANEOUS

4.1 Entire Agreement; Modifications. Except as otherwise provided herein, this Agreement constitutes the entire understanding and agreement between the parties with respect to its subject matter and there are no agreements or understandings with respect to the subject matter hereof which are not contained in this Agreement. This Agreement may be modified only in writing signed by the Company and the Purchaser.

4.2 Survival. All representations, warranties, and agreements of the Company and the Purchaser herein shall survive delivery of, and payment for, the Shares purchased hereunder.

4.3 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other party hereto, it being understood that all parties need not sign the same counterpart. Execution may be made by delivery of a facsimile or PDF.

4.4 Severability. The provisions of this Agreement are severable and, in the event that any court or officials of any regulatory agency of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible, so long as such construction does not materially adversely affect the economic rights of either party hereto.

4.5 Notices. All notices or other communications required or permitted to be provided hereunder shall be in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed e-mail if sent during normal business hours of the recipient, if not, then on the next business day, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company or the Purchaser, as applicable, at the address for such recipient listed on the signature pages hereto or at such other address as such recipient has designated by two days advance written notice to the other party hereto.

4.6 Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the substantive laws of the State of New York without regard to the principles of conflict of laws. Any suit, action, or proceeding between the parties arising out of or related to this Agreement must be brought exclusively in the federal or state courts located in New York County, New York, and the parties each hereby submit to the personal jurisdiction thereof and agree to such courts as the appropriate venue, and expressly waive any objection to such jurisdiction or venue based on the doctrine of forum non conveniens. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding to enforce this Agreement. In the event of any suit to enforce this Agreement, the prevailing shall be entitled to recover its reasonable attorney’s fees and expenses.

4.7 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

4.8 Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

4.9 Fees and Expenses. Each party shall pay the fees and expenses of its own advisers, counsel, accountants and other experts or agents, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement and the preparation of the Prospectus Supplement. The Company shall pay all transfer agent fees incurred in connection with the delivery of any Shares to the Purchaser, all financial printer fees incurred in the preparation and filing of the Prospectus Supplement and all registration fees owed to the Commission for the Shares.

4.10 Enforcement. The Company and the Purchaser acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that either party shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement by the other party and to enforce specifically the terms and provisions hereof (without the necessity of showing economic loss and without any bond or other security being required), this being in addition to any other remedy to which either party may be entitled by law or equity.

4.11 Termination. This Agreement may be terminated by the Company or the Purchaser, by written notice to the other party, if the Closing has not been consummated on or before the third (3rd) Trading Day after the parties’ execution of this Agreement; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first written above.

Ostin Technology Group Co., Ltd.

By:	/s/ Tao Ling
Name:	Tao Ling
Title:	Chairman and CEO

Address for notice:
Ostin Technology Group Co., Ltd.
Building 2, 101
1 Kechuang Road
Qixia District, Nanjing
Jiangsu Province, China 210046
Attention: Tao Ling
Email: lingtao@austinelec.com

[Signature Page to Securities Purchase Agreement]

Strattners Bank SA

By:	/s/ Timo Strattner
Name:	Timo Strattner
Title:	CEO

Address for notice:

Bonovo Road, Fomboni
Island of Moheli, Comoros Union

Email:

timo@strattners.com

[Signature Page to Securities Purchase Agreement]